                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT

                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): NOT APPLICABLE


                           LYONDELL CHEMICAL COMPANY
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

          1-10145                                95-4160558
  (Commission File Number)            (I.R.S. Employer Identification No.)


1221 McKinney Street, Suite 700, Houston, Texas           77010
   (Address of principal executive offices)            (Zip Code)


                                (713) 652-7200
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          Pursuant to Section 2.4 of the Amended and Restated By-Laws of Lyondell Chemical Company (the "Company"), notice is hereby given that the 2000 annual meeting of stockholders of the Company will be held on Thursday, May 4, 2000, beginning at 10:00 a.m. in the Company's General Assembly Room, 42nd Floor, One Houston Center, 1221 McKinney, in Houston, Texas.
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                                 SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LYONDELL CHEMICAL COMPANY



                              By:   /s/ Gerald A. O'Brien
                                  -----------------------
                                  Gerald A. O'Brien
                                  Vice President, Deputy General Counsel
                                    and Secretary


Date: March 6, 2000